

NRCG

Q1 2019
Earnings Presentation

May 7, 2019

Important Disclaimers

This presentation contains financial information and forecasts with respect to NRC Group Holdings Corp. Our auditors did not audit, review, compile or perform any procedures with respect to the projections included herein, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results.

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States . Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as "expect," "anticipate," "intend," "believe," "estimate," "plan," "target," "strategy," "continue," "may," "will," "should," variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risks identified in our Annual Report on Form 10-K ("Annual Report") filed with the Securities and Exchange Commission ("SEC") on March 25, 2019, our quarterly report on Form 10-Q ("10-Q") filed with the SEC on May 7, 2019, and other risks as identified from time to time in our SEC reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that have not been completed as of the date of this presentation.

Non-GAAP Measures

This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion. These non-GAAP financial measures are not a measurement of our financial performance under GAAP and should not be considered as an alternative to GAAP net income or net cash. We present these non-GAAP financial measures because we believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses and for budgeting and planning purposes. These non-GAAP financial measures should not be considered in isolation or as an alternative to our financial measures determined in accordance with GAAP. Please see the financial statements of NRC Group Holdings Corp. included in our Annual Report and 10-Q. Please also see our first quarter press release filed as Exhibit 99.1 to our Current Report on form 8-K filed with the SEC on May 7, 2019 for additional discussion of certain non-GAAP financial measures. For the reconciliation of these non-GAAP financial measures, please see the table on slide 27 of this presentation.

Q1 2019 Financial Summary

Q1 2019

- Operating revenue **increased 41.1%** to $100.5 million compared to $71.2 million in Q1 2018
- Net loss was $8.5 million, or $(0.23) per share[1], compared to net loss of $0.4 million, or $(0.02) per share
- Adjusted EBITDA[2] was $17.2 million compared to $17.5 million
- Free Cash Flow Conversion[3] was 91%

Notes: 1) EPS based on diluted share count of approximately 36.9 million; excluding dividend on Series A convertible preferred stock. 2) Adjusted EBITDA is a non-GAAP financial measure and is consistent with NRC Group's credit facility definition of Adjusted EBITDA. See appendix for a reconciliation of such non-GAAP financial measure to GAAP. 3) Free cash flow conversion defined as Adjusted EBITDA less Capital expenditures less one-time waste disposal capex divided by Adjusted EBITDA. Free cash flow conversion is a non-GAAP financial measure.

Q1 2019 Summary

Continue to Execute on Plan

- ✓ All segments drove strong organic operating revenue growth of 14% in Q1
- ✓ Better than expected performance at the Karnes County waste disposal facility
- ✓ Continue to expand the National Emergency Response Program in the Domestic Environmental Services segment
- ✓ A number of larger environmental services initiatives ramping up in Q1 that should benefit the balance of 2019
- ✓ There is seasonality in the Domestic Environmental Services segment and Q1 is the lightest revenue and Adjusted EBITDA quarter of the year
- ✓ Currently tracking to previously provided 2019 guidance

NRCG

FINANCIAL REVIEW


Karnes Waste Disposal Facility

NRCG – Q1 Financial Performance Summary

($ in millions)

Q1 Revenue



41.1%
71.2
100.5
Q1 2018
Q1 2019

Q1 Adj. EBITDA



(1.6%)
17.5
17.2
Q1 2018
Q1 2019

($ in millions, except per-share data)	2019 Q1	2018 Q1	YOY Q1 Δ
Revenue	**$100.5**	**$71.2**	***41.1%***
Operating Expense	(71.3)	(48.4)	*47.3%*
SG&A	(16.9)	(10.4)	*62.5%*
Other	(12.9)	(9.0)	*43.1%*
Operating Income	**($0.6)**	**$3.5**	***-116.3%***
Net Income	**($8.5)**	**($0.4)**	***($8.1)***
EPS Diluted[1]	*(0.23)*	*(0.02)*	*($0.21)*
Adjusted EBITDA[2]	**$17.2**	**$17.5**	***-1.6%***
Adjusted EBITDA Margin	*17.1%*	*24.5%*	

1) EPS based on diluted share count of approximately 36.9 million; excluding dividend on Series A convertible preferred stock
2) See appendix for a reconciliation of non-GAAP measures.

Performance Summary

- Q1 revenue increased 41.1% to $100.5 million supported by:
  - Organic growth across all segments
  - Contributions from 2018 acquisitions of Quail Run, SWS, and Clean Line (excluding impact of acquisitions in Q1, revenue growth would have been 14.0%)
- Adjusted EBITDA decreased 2% to $17.2 million
  - Project mix in Standby and Domestic ES segments
  - Initials start-up costs for a number larger Q2 initiatives (Domestic ES)
  - New public company costs
  - One-time non-operational charges from prior periods

Sprint Segment – Financial Performance

Sprint Segment is a key driver of NRCG's 2019 growth with attractive margin, free cash flow and return profiles

($ in millions)

Q1 Revenue


27.0%
16.6
21.1
Q1 2018
Q1 2019

Q1 Operating Profit (1)


31.5%
6.5
8.5
Q1 2018
Q1 2019

(1) Operating Profit by Segment defined as reported revenues less reported Cost of Good Sold (COGS) and G&A expenses

Performance Summary

- Q1 2019 revenue increase driven by environmental services outperformance and contributions from the acquisition of Quail Run
- Operating profit growth outpaced revenue growth driven by higher mix of waste disposal revenue
- Coyanosa and Reagan County landfills still on target for Q2 2019

Domestic ES Segment – Financial Performance

Revenues growth from SWS acquisition and continued organic demand for services

($ in millions)

Q1 Revenue



49.0%
40.9
60.9
Q1 2018
Q1 2019

Q1 Operating Profit (1)



(2.5%)
2.5
2.4
Q1 2018
Q1 2019

Performance Summary

- Q1 revenue increase driven by SWS Environmental Services acquisition (contributed $15.0 million) along with increased emergency response work across several regions
- Operating profit decreased as a result of project mix vs prior year and initial start-up costs related to a few large Q2 initiatives in Gulf Coast and California
- One time costs related to branch consolidations (Gulf Coast – SWS acquisition optimization strategy)

(1) Operating Profit by Segment defined as reported revenues less reported Cost of Good Sold (COGS) and G&A expenses

Standby Segment – Financial Performance

Continued execution of organic growth strategy. Mexico expansion remains on track

($ in millions)

Q1 Revenue



15.8%
9.0
10.4
Emergency Response
Retainer
1.8
7.1
3.0
7.4
Q1 2018
Q1 2019

Q1 Operating Profit (1)



(6.1%)
4.5
4.2
Q1 2018
Q1 2019

Performance Summary

- Q1 revenue increase in both retainer and emergency response
- Lower operating profit due to more emergency response work at lower margins (revenue mix) as these occurred in geographies where subcontractors were utilized more heavily
- Mexico operations beginning to increase as several production campaigns commence

(1) Operating Profit by Segment defined as reported revenues less reported Cost of Good Sold (COGS) and G&A expenses

International Segment – Financial Performance

Strong revenue and operating profit contributions in the quarter

($ in millions)

Q1 Revenue


70.0%
4.8
8.1
Q1 2018
Q1 2019

Q1 Operating Profit (1)


74.6%
0.7
1.3
Q1 2018
Q1 2019

Performance Summary

- Q1 revenue increase related to full contribution of Clean Line acquisition and new remediation work won in Turkey
- Continued focus on land based service offerings and driving more scale in business

(1) Operating Profit by Segment defined as reported revenues less reported Cost of Good Sold (COGS) and G&A expenses

2019 Outlook

Reiterating 2019 previously provided guidance

- ✓ Revenue expected to be between $420 million to $460 million, an increase of 8% to 18% compared to pro forma revenue of $389 million in 2018
- ✓ Adjusted EBITDA[1] is still expected to be between $105 million to $115 million, an increase of 15% to 26% compared to $91 million in 2018
- ✓ Capital expenditures expected to be between $55 million to $60 million
  - One-time waste investment capital expenditures are expected to be ~ 55% of spend
- ✓ Free cash flow conversion[2] of 70% to 80%

1) The Company is not able to provide a full reconciliation of prospective guidance without unreasonable efforts of these non-GAAP financial measures to their most directly comparable GAAP financial measure due to the unknown effect, timing and potential significance of external and internal business activities that the Company believes are material to the comparable GAAP financial measure
2) Free Cash Flow Conversion is defined as Adjusted EBITDA less total capex (excluding one-time waste investments) divided by Adjusted EBITDA.

Recent Developments

Continue to Execute on Plan and Drive Shareholder Value

Acquisition of OIT, Inc.

- Closed on April 26, 2019
- Provider of thermal treatment of non-hazardous petroleum contaminated soils, absorbent pads and sludges, and the treatment of Per- and Polyfluoroalkyl substances (PFAS)
- Acquisition further strengthens our Alaska operations and offers a differentiated service. Opportunity to significantly grow EBITDA over next few years through high demand for PFAS treatment

Revolving Credit Facility

- On May 1st received a commitment from HSBC to provide an incremental $15.0 million under our existing credit facility
- Once closed, will bring the total revolving credit commitments to $60.0 million
- This increased availability can aid our ability to execute on our capital allocation initiatives and our long-term strategic growth plan

NRCG 2019 Strategic Focus - Priorities

- ✓ Build new waste disposal facilities including both landfill and wastewater facilities…**on track for the Reagan County and Pecos County facilities to launch in Q2 in Permian Basin**
- ✓ Execute Mexico growth strategy for the Standby segment…**recently awarded an additional contract and have won all seven contracts bid on**
- ✓ Roll-out and grow National Emergency Response program…**signed two additional customers in Q1**
- ✓ Continue to execute growth strategy in core markets
- ✓ Improve operational efficiencies and excellence as a combined NRCG

NRCG

APPENDIX


Emergency Response – Oil Spill

NRCG Core Services

- ✓ Offering three core services across four reporting Segments
- ✓ Unique and diversified portfolio of assets across environmental, compliance and waste management services

Services Offered

Standby Services



High-margin, retainer-based business provides opportunity for incremental marine spill response revenue

Environmental Services



High-frequency, non-discretionary, small-ticket suite of recurring services across broad base of customers and industries

Waste Disposal Services



Uniquely-positioned assets that provide broad waste disposal capabilities serving the Texas energy market (Eagle Ford & Permian)

Reported Segment

Standby

- **9% of 2019 Est Revenue**
- **16% of 2019 Est Adj EBITDA**
- **Adj EBITDA Margin of 42% - 46% depending on mix**
- *Averages 80% revenue from retainer based contracts and 20% emergency response*

International

- **7% of 2019 Est Revenue**
- **6% of 2019 Est Adj EBITDA**
- **Adj EBITDA Margin of 22% - 24% on average**
- *Mixture of international Standby, Environmental & Drainage based services (UK primary market)*

Domestic ES

- **57% of 2019 Est Revenue**
- **36% of 2019 Est Adj EBITDA**
- **Adj EBITDA Margin of 13%-16% on average**
- *Over 20,000 smaller ticket recurring projects annually tied to GDP & Industrial Production*

Sprint

- **27% of 2019 Est Revenue**
- **50% of 2019 Est Adj EBITDA**
- **Adj EBITDA Margin of 65% in waste disposal and 25%-28% for energy related services on average *(approx 48% blended margin for Sprint Segment)***

Note: 2019 Adjusted EBITDA % excluded Corporate Non-Operating cost of approx. $11- $12M (operating segment % add to over 100%)

Summary Financial Performance – 2019 Outlook

Continued Execution of Growth and Profitability

Revenue by Segment *($ in millions)*


$500
$400
$300
$200
$100
$0
$356
$320
$349
$389
13% Grth (3)
$420-460
PF 2015
PF 2016
PF 2017
PF 2018
2019E
U.S. Standby
Domesitc ES
Sprint (incl. QR)
International

Capital Expenditures *($ in millions)*


$60
$50
$40
$30
$20
$10
$0
6%
4%
2%
0%
2%
$21
2%
$14
4%
$18
4%
$25
$58
5%
PF 2015
PF 2016
PF 2017
2018
2019E
Maintenance
Growth
One-Time Waste Investment
Maintenance as % of Revenue

Adjusted EBITDA by Segment[1] *($ in millions)*


$120
$100
$80
$60
$40
$20
$0
$49
$41
$69
$91
21% Grth (3)
$105-115
PF 2015
PF 2016
PF 2017
PF 2018
2019E
U.S. Standby
Domestic ES
Sprint (incl. QR)
International

Free Cash Flow Conversion[2]


100%
80%
60%
40%
20%
0%
71%
76%
75%
81%
70%-80%
PF 2015
PF 2016
PF 2017
2018
2019E

Note: 2015 excludes $37 million of revenue and $9 million of Adjusted EBITDA related to a large response event.
NRC presented on a pro forma basis for intra-period acquisitions; pro forma for Quail Run Services LLC starting in 2018

(1) Total Adjusted EBITDA includes corporate overhead expenses of ($5) million in 2015, ($5) million in 2016, ($7) million in 2017, ($9) million in 2018 and ($12) million in 2019E, which has not been allocated to the individual segments. Adj. EBITDA is a non-GAAP measure and is consistent with the Company's Senior Credit Agreement.
(2) Free Cash Flow Conversion is defined as Adjusted EBITDA less total capex (excluding one-time waste investments) divided by Adjusted EBITDA.
(3) 2018 vs. 2019E growth calculated from midpoint of 2019 provide guidance.

NRCG

NRCG – Free Cash Flow & Capital Expenditures

NRCG Capital Expenditures ***($ in millions)***



$60
$50
$40
$30
$20
$10
$0
$25
$7
$18
$58
$33 (Reagan, Coyanosa, WWT)
$25
~12 (Andrews)
5-5% Revenue
2018A
2019E
2020E
Growth & Maintenance Capex
One Time Waste Disposal Capex

($ in millions)	2018A	2019E	2020E
Maintenance Capex	$13	$20	
Growth Capex	5	5	
Subtotal Capex	**$18**	**$25**	
As a % of Revenue	*5%*	*6%*	*5-6%*
One-Time Waste Disposal	7	33	~12
Total Capex	**$25**	**$58**	
As a % of Revenue	*7%*	*13%*	
Revenue	$360	$440[1]	
Adjusted EBITDA[2]	91	110[1]	
Free Cash Flow[3]	**73**	**85**	
Free Cash Flow Conversion[4]	*81%*	*77%*	

1) Midpoint of 2019 guidance used
2) Adjusted EBITDA is a Non-GAAP measure defined consistent with NRCG's Credit Agreement. See page 27 for GAAP net income to EBITDA
3) Defined as Adjusted EBITDA less Capex (excluding one time waste disposal construction capex)
4) Free Cash Flow Conversion is defined as Adjusted EBITDA less total capex (excluding one-time waste investments) divided by Adjusted EBITDA.
5) 2019 estimate includes $1m of one time Waste Water Treatment Facility expansion Capex

Numerous Drivers of Growth

4 Established Acquisition Platform

- ✓ Successfully integrated 10 acquisitions since 2013 – avg. ~4.0x(1) multiple
- ✓ Extensive acquisition pipeline of transformative and bolt-on targets
- ✓ Acquire ICNs to increase self-performed response and enhance margins

3 Near-Term Waste Expansion

- ✓ Customers pulling NRC into Permian Basin to support existing activities
- ✓ Exceptional unit economics and rapid payback period
- ✓ Significant experience designing, permitting & operating landfills

2 National Corporate Account Growth

- ✓ Offer national and regional accounts that require diverse service capabilities
- ✓ Launching new Global Emergency Response Program
- ✓ Significant cross-selling opportunities – only 5% of clients use 3+ services

1 Multi-Pronged Standby Services Growth

- ✓ Proven ability to increase contracted retainers with unmatched retention
- ✓ Increasing "tolling" revenue and roll-out of Global Response Services
- ✓ First-mover advantage in newly privatized Mexican oil & gas markets

(1) EV / EBITDA multiples based on pro forma LTM adjusted EBITDA.

Near-Term Waste Disposal Expansion

> Strategically Located Sites to Support Existing Customers' Demand

Commentary

- Currently in various stages of development on three waste disposal sites in the Permian Basin, providing strategic access to customers in the Delaware and Midland Basins
  - Currently under construction on 2 facilities (Reagan & Coyanosa) and 1 pending (Andrews)
  - Permian Basin represents the most attractive market in North America with substantial ongoing investment from blue-chip customers

Reagan Facility (Midland Basin) – Construction Underway

- Reagan Facility is expected to commence operations in Q2-19
  - 180 acres permitted in 7 cells; own an additional 440 acres
- Existing customer base and experience from Karnes Facility provide:
  - Ongoing key customer relationships
  - Accelerated revenue ramp
  - High visibility into capital and operating costs

Coyanosa (Delaware Basin) – Construction Underway

- Coyanosa Facility is expected to commence operations in Q2-19
  - 210 acres owned and permitted in 7 cells
- Ahead of schedule from Q3 2018 estimate

Permian Basin – Facility Locations



Lubbock
Andrews, TX
(2020 target start)
Reagan County
(Q2 2019 start)
Coyanosa, TX
(Q2 2019 start)
Austin
Legend
Karnes Facility (Current)
Near-Term Expansion
Horizontal Oil
Horizontal Gas

Andrews (Midland Basin) – Permit Pending (2019)

- Andrews is expected to commence operations 2020
  - Expecting permit approvals by year-end 2019
  - Land currently under option agreement
  - Construction expected late 2019 / early Q1 2020 (permit filed and expected in Q2 2020) with full operations in 2020

(1) Based on NRC management estimates. If new facilities achieved a similar ramp in volume and market share as the existing Karnes facility, annual adjusted EBITDA would be expected to exceed these estimates.

Competitive Advantages

- ✓ Comprehensive Suite of Specialized Services
- ✓ National Scale with Global Service Capabilities
- ✓ Significant Barriers to Entry
- ✓ Highly Recurring, Non-Discretionary Demand
- ✓ Attractive Market Opportunity
- ✓ Exceptional Cash Flow Generation
- ✓ Multi-Pronged Growth Strategy
- ✓ Established Acquisition Platform
- ✓ Experienced Management Team

Benchmarking to Peers – Valuation

NRCG at a Discount to Peers Despite Premium Business

2017 – 2019E Revenue CAGR



28%
24%
20%
16%
12%
8%
4%
0%
26%
4%
8%
2%
10%
7%
4%
Mean
6%
NRCG

2017 – 2019E Adjusted EBITDA CAGR



30%
25%
20%
15%
10%
5%
0%
28%
7%
11%
3%
13%
9%
5%
Mean
8%
NRCG

EV / 2018A Adjusted EBITDA



20.0x
15.0x
10.0x
5.0x
0.0x
8.3x
12.3x
11.3x
12.1x
13.7x
17.7x
13.1x
Mean
13.4x
NRCG

EV / 2019E Adjusted EBITDA



20.0x
15.0x
10.0x
5.0x
0.0x
6.7x
10.7x
10.5x
11.4x
11.8x
16.0x
12.5x
Mean
12.2x
NRCG

Source: NRCG management projections, Company Public Filings, CapitalIQ as of March 2019.
Note: Projections for public peers based on consensus Wall Street Research estimates from CapitalIQ.
Note: NRCG presented on a pro forma basis for intra-period acquisitions and NRCG EV includes $183m of Convertible preferred stock.
Note: Public peer companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
See "Non-GAAP Measures" on page 2 of this presentation for more information on our use of Non-GAAP financial measures.

NRCG

NRCG Capital Structure

($ in millions, except per-share data)

	As of 3/31/19	Comments
Cash	$17.9	
Revolving Credit Facility	$20.0	$60M Commitment as of May 1, 2019 ($40M Undrawn)
Senior Term Loan [(1)]	$340.5	
Equipment Loan	$0.5	
Total Debt	$361.0	
Total Net Debt	*$343.1*	
Convertible Preferred	$103.0	Convertible at $12.50 per share; quarterly dividend at 7% annualized rate
Warrants	19.2	Strike Price of $11.50 per share
Common (shares)	36.9	

(1) Gross of issuance costs.

NRCG – 2019 Q1 Income Statement (Unaudited)

($ thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Operating revenue	$ 100,494	$ 71,232
Costs and expenses		
Operating expenses, including cost of revenue (exclusive of depreciation and amortization)	71,255	48,366
General and administrative expenses	16,893	10,395
Depreciation and amortization	9,012	6,459
Management fees	-	443
Acquisition expenses	447	1,222
Change in fair value of contingent consideration	2,051	-
Other expense, net	1,400	897
Total costs and expenses	101,058	67,782
Operating (loss) income	(564)	3,450
Other income (expenses)		
Interest expense	(6,609)	(3,670)
Foreign currency transaction gain (loss)	91	(37)
Other income, net	176	15
Total other expenses, net	(6,342)	(3,692)
Loss before income taxes	(6,906)	(242)
Income tax expense	1,554	119
Net loss	$ (8,460)	$ (361)
Other comprehensive income (loss), net of tax		
Foreign currency translation income	446	705
Total other comprehensive income	446	705
Comprehensive (loss) income	$ (8,014)	$ 344
Net loss	$ (8,460)	$ (361)
Less dividend on Series A convertible preferred stock	(1,838)	-
Net loss attributable to common shareholders	$ (10,298)	$ (361)
Net loss per share, basic and diluted	$ (0.28)	$ (0.02)
Weighted average common shares outstanding, basic and diluted	36,902,544	21,873,680
Dividends declared per Series A convertible preferred share	$ 1.75	-

NRCG – 2019 Q1 Balance Sheet (Unaudited)

($ thousands)	March 31, 2019 (Unaudited)	December 31, 2018
ASSETS		
Current assets		
Cash and cash equivalents	$ 17,917	$ 18,365
Receivables:		
Trade, net of allowance for doubtful accounts of $1.7 million and $0.6 million, respectively	112,163	102,709
Other	1,138	1,112
Inventory	7,348	7,257
Prepaid expenses and other current assets	5,043	4,692
Total current assets	**143,609**	**134,135**
Property and equipment, net	133,288	122,565
Goodwill	51,417	51,417
Intangible assets, net of accumulated amortization of $36.4 million and $34.5 million, respectively	62,750	64,614
Other assets	3,034	3,396
Total assets	**$ 394,098**	**$ 376,127**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$ 36,673	$ 36,171
Accrued expenses	13,679	10,644
Accrued wages and benefits	4,215	4,858
Contingent consideration	3,317	2,470
Deferred revenue	7,171	1,199
Other current liabilities	1,650	-
Current portion of term loans	3,431	3,431
Current portion of equipment loan	419	737
Borrowings outstanding under revolving credit agreements	20,000	10,000
Accrued dividend on Series A convertible preferred stock	1,838	1,511
Total current liabilities	92,393	71,021
Contingent consideration, net of current portion	5,050	3,846
Term loans, net of current portion and deferred financing costs	329,631	330,104
Equipment loan, net of current portion	69	78
Asset retirement obligation	1,406	1,379
Other long-term liabilities	6,945	1,243
Total liabilities	**435,494**	**407,671**
Commitments and contingencies		
Shareholders' Equity (Deficit)		
Series A Convertible Preferred Stock, par value $0.0001; 5,000,000 shares authorized; 1,050,000 issued with a liquidation preference of $105,000 as of March 31, 2019 and December 31, 2018.	102,967	102,967
Common stock, par value $0.0001; 200,000,000 shares authorized; 36,902,544 shares issued and outstanding as of March 31, 2019 and December 31, 2018.	4	4
Additional paid in capital	11,246	13,084
Accumulated deficit	(149,522)	(141,062)
Accumulated other comprehensive loss	(6,091)	(6,537)
Total shareholders' equity (deficit)	(41,396)	(31,544)
Total liabilities and shareholders' equity	**$ 394,098**	**$ 376,127**

NRCG – 2019 Q1 Statement of Cash Flows (Unaudited)

($ thousands)	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Cash flows from operating activities:		
Net loss	$ (8,460)	$ (361)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:		
Depreciation of property and equipment	7,148	4,906
Amortization of intangible assets	1,864	1,540
Accretion of asset retirement obligation	27	13
Amortization of deferred financing costs	436	283
Bad debt expense	1,264	125
Change in fair value of contingent consideration	2,051	-
Deferred income tax provision	-	23
Realized gain from equipment sales or retirements	(324)	-
Changes in operating assets and liabilities, net of acquisitions:		
Trade and other receivables	(10,745)	7,435
Inventories	(91)	(96)
Prepaid expenses	(180)	1,018
Other assets	123	(232)
Accounts payable and accrued expenses	(208)	(12,476)
Accrued wages and benefits	(643)	(2,222)
Deferred revenue	5,972	7,798
Other current liabilities including current income taxes	2,712	(184)
Other liabilities	(1,749)	(1,263)
Net cash (used in) provided by operating activities	(803)	6,307
Cash flows from investing activities:		
Acquisition of business, net of cash acquired	-	(5,001)
Capital expenditures	(6,287)	(1,740)
Net cash used in investing activities:	(6,287)	(6,741)
Cash flows from financing activities:		
Principal payments on term loans	(859)	(1,371)
Borrowings from revolving credit facilities	10,000	5,000
Principal payments on equipment loans	(328)	(393)
Payments on capital lease obligations	(752)	-
Cash dividend paid	(1,511)	-
Net cash provided by financing activities:	6,550	3,236
Effects of foreign exchange rates on cash and cash equivalents	92	705
Net (decrease) increase in cash and cash equivalents	(448)	3,507
Cash and cash equivalents, beginning of period	18,365	10,570
Cash and cash equivalents, end of period	$ 17,917	$ 14,077
Supplemental Information:		
Cash interest paid	$ 7,217	$ 3,359
Cash income taxes paid	-	27
Noncash investing and financing Activities:		
Equipment financed under capital lease obligations	$ 9,505	$ -
Unpaid property and equipment	2,684	-
Series A convertible preferred stock dividend	1,838	-

NRCG

NRCG – 2019 Q1 Segment Results (Unaudited)

($ thousands)	Domestic Standby Services	Domestic Environmental Services	International	Sprint	Corporate Items	Total
Three Months Ended March 31,						
2019						
Operating revenue	$ 10,393	$ 60,866	$ 8,147	$ 21,088	$ -	$ 100,494
Operating expenses, including cost of revenue (excluding depreciation, amortization and certain other expenses)	5,223	51,259	5,946	8,827	-	71,255
General and administrative expenses	949	7,199	897	3,751	4,097	16,893
Operating profit (exclusive of depreciation, amortization and certain other expenses)	4,221	2,408	1,304	8,510	(4,097)	12,346
Goodwill	-	30,567	1,865	18,985	-	51,417
Assets	82,891	168,270	19,312	136,064	(12,439)	394,098
2018						
Operating revenue	$ 8,972	$ 40,857	$ 4,793	$ 16,610	$ -	$ 71,232
Operating expenses, including cost of revenue (excluding depreciation, amortization and certain other expenses)	3,689	33,806	3,344	7,527	-	48,366
General and administrative expenses	789	4,580	702	2,611	1,713	10,395
Operating profit (exclusive of depreciation, amortization and certain other expenses)	4,494	2,471	747	6,472	(1,713)	12,471
Goodwill	-	26,070	1,864	10,935	-	38,869
Assets	83,317	123,927	33,324	87,709	(28,544)	299,733

2019 Q1 Adjusted EBITDA & Free Cash Flow Reconciliation

($ thousands)	For the Quarter Ended March 31, 2019	For the Quarter Ended March 31, 2018
Net cash used in provided by operating activities	**(803)**	**6,307**
Depreciation of property and equipment	(7,148)	(4,906)
Amortization of intangible assets	(1,864)	(1,540)
Accretion of asset retirement obligation	(27)	(13)
Amortization of deferred financing costs	(436)	(283)
Bad debt expense	(1,264)	(125)
Change in fair value of contingent consideration	(2,051)	-
Deferred income tax provision	-	(23)
Realized loss (gain) from equipment sales or retirements	324	-
Loss on extinguishment of debt	-	-
Goodwill and intangible assets impairment expense	-	-
Changes in operating assets and liabilities, net of acquisition	4,809	222
Net income (loss) [1]	**(8,460)**	**(361)**
Total income tax expense (benefit)	1,554	119
Interest income		-
Interest expense	6,609	3,670
Foreign currency transaction gain (loss)	(91)	37
Loss on debt extinguishment	-	-
Change in fair value of contingent consideration	2,051	-
Other expense, net	809	(22)
Depreciation and amortization	9,012	6,459
Management fees	-	250
Impairment expense of goodwill and intangible assets	-	-
Acquisition Transaction expenses	447	1,222
Transition expenses and extraordinary items [2]	349	904
Pre-NRC EBITDA contribution [3]	-	(327)
Restructuring and Large Event Adjustments [4]	185	809
Estimated SWS Acquisition Synergies [5]	838	961
Expenses not in the normal course of business [6]	231	355
Reorganization Adjustments [7]	907	1,694
Reclassification items [8]	2,745	1,698
Total Adjustments	25,646	17,829
Adjusted EBITDA, per Credit Agreement	**$ 17,186**	**$ 17,468**
Pro Forma Capital Expenditures		
Total Capex	6,287	4,732
Less: One-time Waste Disposal Investment	(4,663)	(150)
Adj. Capex	1,624	4,582
Adj. EBITDA less Adj. Capex	15,562	12,886
Free Cash Flow Conversion	*91%*	*74%*

Footnotes

[1] GAAP net income.

[2] Consists of one-time set-up costs for growth opportunities in Mexico, senior management placement fees, as well as expenses related to add-on acquisitions such as severance, one-time legal, rebranding, and closure costs.

[3] Stub period reported EBITDA of certain NRC acquisitions prior to NRC acquisition.

[4] NRC normalized results from SoCal and New England regions, which underwent material reorganization starting in April 2017. These adjustments are evidenced by increased performance in Q1 2018 vs. Q1 2017. This also includes the savings from terminating SWS corporate employees as well as the remaining financial results associated with the closed SWS service centers. Sprint normalized results consist of the impact of Hurricane Harvey-related closure of the Karnes Facility and temporarily low margins during the start-up phase of the Pecos facility.

[5] Consists of identified hard cost savings from planned headcount reductions, insurance savings and purchasing efficiencies from integration the SWS acquisition. Actions have taken or are currently taking place.

[6] NRC includes identified one-time, non-recurring expenses including severance, consulting, lawsuit settlement and other expenses not anticipated to occur in future periods. Sprint consists of extraordinary, non-recurring items including ad-back of landfill rental equipment that has been purchased and start-up costs for a new yard.

[7] NRC consists of savings realized from cost reduction initiatives completed in the PNW, NoCal and East regions, including headcount reductions and procurement along with a reduction-in-force completed in April 2018 and Sept 2018. Sprint consists of the impact of price increases implemented by Sprint since late 2017 at the Karnes Facility as well as the removal of non-recurring operating costs associated with the disposal pit.

[8] Consists of out-of-period timing adjustments and reclassification of capitalized leases stemming from the PCAOB audit which are not applicable under the Credit Agreement.

NRCG

NRCG

CONTACT:

Gateway Investor Relations
Cody Slach or Jared Filippone, CFA
949.574.3860
NRCG@gatewayir.com



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